UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE  OF  REPORT:  (DATE  OF  EARLIEST  EVENT  REPORTED):  JULY  14,  2004

                         COMMISSION FILE NO.:  000-50298

                        INTEGRATED SECURITY TECHNOLOGIES, INC.
                        --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEVADA                                         98-0376008
--------------------------------              --------------------------------
(STATE OR OTHER JURISDICTION OF              (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



              156 5TH AVENUE, SUITE 1034, NEW YORK, NEW YORK 10010

     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (212) 244-4141

                         (REGISTRANT'S TELEPHONE NUMBER)



                                       N/A

                            (FORMER NAME AND ADDRESS)


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective July 14, 2004, the client-auditor relationship between Integrated Security Technologies, Inc. (the "Company") and Morgan & Company, Chartered Accountants ("Morgan") ceased as the former accountant was dismissed. On that date, the Company's Board of Directors approved a change of accountants and the Company's management engaged Malone & Bailey, PLLC ("Malone") as its principal independent public accountant for the fiscal year ended June 30, 2004. The Company has changed its fiscal year end and disclosed such change in the Report, below.

Malone is succeeding Morgan. Morgan audited the consolidated balance sheet of the Company as of August 31, 2002 and August 31, 2003 and the consolidated statements of loss and deficit accumulated during the exploration stage, cash flows, and stockholders' equity for the period from April 12, 2002 (dated of inception) to August 31, 2002, and for the year ended August 31, 2003. Morgan's report on the financial statements of the Company for the fiscal years ended August 31, 2002 and August 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

The Company's most recent fiscal year ended June 30, 2004 has not been audited. In connection with the audit of the Company's fiscal years ended August 31, 2002 and 2003, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased, there have been no disagreements with Morgan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Morgan would have caused Morgan to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended August 31, 2002 and 2003, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased.

The Company has authorized Morgan to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Morgan review the disclosure and Morgan has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Malone regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Morgan, the Company's previous independent accountant, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended August 31, 2002 and 2003, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Malone has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to
Item  304(a).  Malone  did  not  furnish  a  letter  to  the  Commission.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

On July 14, 2004, the Company's Board of Directors approved a change in the Company's fiscal year end from August 31st to June 30th. The Company will be filing a Form 10-KSB for the fiscal year ended June 30, 2004.

c)  Exhibits:

     16.1*  Letter  from  Morgan  &  Company,  Chartered  Accountant

*  Filed  Herein


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


INTEGRATED  SECURITY  TECHNOLOGIES,  INC.

July  15,  2004

/s/  James  Lee
---------------
James  Lee
Chief  Executive  Officer

EXHIBIT  16.1


                                                      MORGAN &
                                                      COMPANY
                                               CHARTERED ACCOUNTANTS

July 15, 2004



Securities and Exchange Commission
450 Fifth Street NW
Washington, DC
20549  USA

Dear Sirs:

RE:  INTEGRATED SECURITY TECHNOLOGIES, INC.
(FORMERLY IGUANA VENTURES LTD.)
       FILE REF. NO. 000-50298

We were previously the principal accountants for Integrated Security Technologies, Inc. and we reported on the consolidated financial statements of Integrated Security Technologies, Inc. as of the periods since August 31, 2002. As of this date, we were not engaged as the principal accountants for Integrated Security Technologies, Inc. We have read Integrated Security Technologies, Inc.s statements under Item 4 of its Form 8-K, dated July 14, 2004, and we agree  with  such  statements.

For the most recent fiscal period of 2003 and any subsequent interim period, there has been no disagreement between Integrated Security Technologies, Inc. and Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Morgan & Company would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Yours truly,

Morgan & Company

Chartered Accountants

Tel: (604) 687-5841         MEMBER OF           P.O. Box 10007 Pacific Centre
Fax: (604) 687-0075           ACPA          Suite 1488 - 700 West Georgia Street
www.morgan-cas.com        International            Vancouver, B. C. V7Y 1A1



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